UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2024

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6800 Indian Creek Dr. Suite 1E Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2024, LQR House Inc. (the “Company” or “LQR”), and a majority shareholder and a Director (the “Seller”) of Cannon Estate Winery Ltd., a British Columbia corporation (“Cannon”) consummated an acquisition of approximately 9.99% of Common Shares of Cannon by the Company pursuant to that certain Share Exchange Agreement (“Agreement”), dated May 19, 2024, by and between the Company and the Seller. Pursuant to the Agreement, the Seller transferred and delivered to the Company 113,085 of the Common Shares of Cannon (the “Cannon Shares”) held of record and beneficially by the Seller and in exchange the Company issued and deliver to the Seller 750,000 shares (the “LQR Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”).

As a condition to the Seller’s obligations under the Agreement, the Company signed and delivered to Cannon on the date of the closing adoption agreements (“Adoption Agreements”) to the Right of First Refusal and Co-Sale Agreement, the Shareholder Rights Agreement and the Voting Agreement each dated August 15, 2022 and among Cannon and its shareholders.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed under Item 1.01 of this Form 8-K, on May 19, 2024, the Company issued 750,000 unregistered shares of the Company’s Common Stock to the Seller pursuant to the Agreement.

The Company issued the foregoing shares of Common Stock pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) promulgated thereunder due to the fact that the issuance did not involve a public offering of securities.

Item 7.01. Regulation FD Disclosure.

On May 20, 2024, the Company issued a press release announcing the acquisition of approximately 9.9% Common Shares of Cannon in exchange for 750,000 shares of common stock of the Company. A copy of the release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information under Item 7.01 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of the Share Exchange Agreement between the Company and the Seller dated May 19, 2024
99.1	Press release of the Company dated May 20, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: May 23, 2024	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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